    As filed with the Securities and Exchange Commission on January 13, 1997

                                                      Registration No. 333-02721

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                               AMENDMENT NO. 1 TO
                                   FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              ------------------


             STARWOOD LODGING TRUST                                STARWOOD LODGING CORPORATION
     (Exact name of registrant as specified                    (Exact name of registrant as specified
          in its governing instruments)                             in its governing instruments)

                    MARYLAND                                                  MARYLAND
         (State or other jurisdiction of                           (State or other jurisdiction of
         incorporation or organization)                            incorporation or organization)
        2231 E. CAMELBACK ROAD, SUITE 410                         2231 E. CAMELBACK ROAD, SUITE 400
             PHOENIX, ARIZONA 85016                                    PHOENIX, ARIZONA 85016
                 (602) 852-3900                                            (602) 852-3900
     (Address of principal executive offices)                 (Address of principal executive offices)

             STARWOOD LODGING TRUST                                 STARWOOD LODGING CORPORATION
         1995 LONG TERM INCENTIVE PLAN                             1995 LONG TERM INCENTIVE PLAN
            (Full title of the plan)                                  (Full title of the Plan)

                RONALD C. BROWN                                           ERIC A. DANZIGER
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER               PRESIDENT AND CHIEF EXECUTIVE OFFICER
        2231 E. CAMELBACK ROAD, SUITE 410                         2231 E. CAMELBACK ROAD, SUITE 400
             PHOENIX, ARIZONA 85016                                    PHOENIX, ARIZONA 85016
                 (602) 852-3900                                            (602) 852-3900
      (Name, address and telephone number,                      (Name, address and telephone number,
   including area code, of agent for service)                including area code, of agent for service)

                                    Copy to:
                            SHERWIN L. SAMUELS, ESQ.
                                SIDLEY & AUSTIN
                             555 WEST FIFTH STREET
                         LOS ANGELES, CALIFORNIA  90013
                                 (213) 896-6000


                    CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

  Title of                                     Proposed             Proposed
securities to             Amount to be      maximum offering    maximum aggregate         Amount of
be registered              registered      price per share(1)   offering price(1)(2)  registration fee(2)
---------------------------------------------------------------------------------------------------------
Shares of beneficial    4,250,000 paired        $51.56            $188,362,120           $59,184
interest, $0.01 par       shares
value, of Starwood
Lodging Trust, Paired
with Shares of common
stock, $0.01 par
value, of Starwood
Lodging Corporation
---------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1933, based upon the exercise price for outstanding stock options and the average of the high and low sale prices of the paired shares on the New York Stock Exchange on January 6, 1997.

(2) A registration fee of $17,358 was previously paid on April 22, 1996, for registration of 1,573,000 paired shares at a maximum aggregate offering price of $50,336,000.

===============================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.


                                    PART II
                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

                 The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation" and, together with the Trust, the "Company") are incorporated herein by reference and shall be deemed to be a part hereof:

                 (a) The description of the Paired Shares contained in the Registration Statement on Form 8-A filed by the Company with the Commission on October 3, 1986, including any amendments or reports filed for the purpose of updating such description.

                 (b) The Company's Annual Report on Form 10-K for the year ended December 31, 1995.


                 (c) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

                 (d) The Company's Current Reports on Form 8-K filed on (i) January 18, 1996 (as amended by Form 8-K/A filed on March 19, 1996) (ii) February 5, 1996 (as amended by Form 8-K/A filed on February 12, 1996) (iii) May 3, 1996, (iv) May 16, 1996, (v) July 15, 1996, (vi) August 26, 1996 and
(vii) December 12, 1996.


                 All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, are deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

                 Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES

                 Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                 Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                 Certain provisions of the MGCL provide that the Company may, and in some circumstances must, indemnify the trustees, directors and officers of the Company against liabilities and expenses incurred by such person by reason of the fact that such person was serving in such capacity, subject to certain limitations and conditions set forth in the statute. The Corporation's Articles of Incorporation and the Trust's Declaration of Trust provide that the Corporation and Trust shall indemnify its directors, trustees and officers to the extent permitted by the MGCL.

                 The Company has entered into indemnification agreements with its directors, trustees and executive officers providing for the maintenance of directors, trustees and officers liability insurance, subject to certain conditions, and the indemnification of and advance of expenses to such directors, trustees and executive officers.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

                 Not applicable.

ITEM 8.  EXHIBITS


Exhibit          Description of Exhibit
--------         ----------------------
 4.1             Amended and Restated Declaration of Trust of the Trust dated June 6, 1988, as amended (incorporated by reference to Exhibit 3A to the Trust's and the Corporation's Joint Current Report on Form 8-K dated January
                 31, 1995 (the "January 1995 Form 8-K").

 4.2             Amendment and Restatement of Articles of Incorporation of the Corporation, as amended (incorporated by reference to Exhibit 3B to the January 31 Form 8-K).

 4.3             Trustees' Regulations of the Trust, as amended (incorporated by reference to Exhibit 3.3 to the Trust's and the Corporation's Joint Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 Form
                 10-K").

 4.4             Bylaws of Starwood Lodging Corporation (incorporated by reference to Exhibit 3.4 to the 1994 10-K).

 4.5             Starwood Lodging Trust 1995 Long Term Incentive Plan. (incorporated by reference to the Exhibit to the Trust's and the Corporation's Joint Proxy Statement dated November 25, 1996 (the "1996 Proxy Statement").

 4.6             Starwood Lodging Corporation 1995 Long Term Incentive Plan. (incorporated by reference to the Exhibit to the
                 1996 Proxy Statement).

*5               Opinion of Counsel.

*23.1            Consent of Counsel (included in Exhibit 5).

*23.2            Consent of Coopers & Lybrand L.L.P.

*23.3            Consent of Pannell Kerr Forster, PC

*23.4            Consent of Deloitte & Touche LLP

*23.5            Consent of Arthur Andersen LLP

*24              Powers of Attorney (contained in the signature pages hereto).

_________________________
*        Filed herewith.


ITEM 9.  UNDERTAKINGS

         (a)  The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                 Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the Common Stock being registered which remains unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 7th day of January, 1997.


                                  STARWOOD LODGING TRUST


                                  By:  /s/ RONALD C. BROWN
                                       ------------------------------
                                       Ronald C. Brown
                                       Senior Vice President and
                                       Chief Financial Officer

                               POWER OF ATTORNEY


                 Each person whose signature to the Registration Statement appears below hereby appoints Barry S. Sternlicht and Ronald C. Brown, and each of them, as his attorneys-in-fact, with full power and substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.




Name                        Capacity
----                        --------
/s/ Barry S. Sternlicht     Chairman, Chief Executive        January 7, 1997
-----------------------     Officer and Trustee
Barry S. Sternlicht         (Principal Executive Officer)


/s/ Ronald C. Brown         Senior Vice President and        January 7, 1997
-----------------------     Chief Financial Officer
Ronald C. Brown             (Principal Financial and
                            Accounting Officer)

/s/ Bruce W. Duncan         Trustee                          January 2, 1997
-----------------------
Bruce W. Duncan


/s/ Steven R. Goldman       Trustee, Senior                  January 3, 1997
-----------------------     Vice President
Steven R. Goldman


/s/ Madison F. Grose        Trustee                          January 7, 1997
-----------------------
Madison F. Grose


/s/ Stephen R. Quazzo       Trustee                          January 3, 1997
-----------------------
Stephen R. Quazzo


/s/ William E. Simms        Trustee                           January 3, 1997
-----------------------
William E. Simms

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on this 7th day of January, 1997.


                                      STARWOOD LODGING CORPORATION


                                      By:  /s/ ERIC A. DANZIGER
                                          -------------------------------------
                                          Eric A. Danziger
                                          President and Chief Executive Officer

                               POWER OF ATTORNEY


            Each person whose signature to the Registration Statement appears below hereby appoints Eric A. Danziger and Earle F. Jones, and each of them , as his attorneys-in-fact, with full power and substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.


Name                             Capacity
----                             --------
/s/ Earle F. Jones               Chairman of the                      January 7, 1997
-----------------------          Board and Director
Earle F. Jones


/s/ Eric A. Danziger             President and Chief                  January 7, 1997
-----------------------          Executive Officer
Eric A. Danziger                 (Principal Executive
                                 Officer)


/s/ Theodore W. Darnall          Executive Vice President             January 7, 1997
-----------------------          and Chief Operating Officer
Theodore W. Darnall


/s/ Alan M. Schnaid              Principal Accounting                 January 7, 1997
-----------------------          Officer
 Alan M. Schnaid


/s/ Bruce M. Ford                Director                             January 7, 1997
-----------------------
Bruce M. Ford


/s/ Graeme W. Henderson          Director                             January 6, 1997
-----------------------
Graeme W. Henderson

            INDEX TO EXHIBITS TO REGISTRATION STATEMENT ON FORM S-8


Exhibit    Description of Exhibit
--------   ----------------------
 4.1       Amended and Restated Declaration of Trust of the Trust dated June 6, 1988, as amended (incorporated by reference to Exhibit 3A to the Trust's and the Corporation's Joint Current Report on Form 8-K dated January
           31, 1995 (the "January 1995 Form 8-K").

 4.2       Amendment and Restatement of Articles of Incorporation of the Corporation, as amended (incorporated by reference to Exhibit 3B to the January 31 Form 8-K).

 4.3       Trustees' Regulations of the Trust, as amended (incorporated by reference to Exhibit 3.3 to the Trust's and the Corporation's Joint Annual Report on Form 10-K for the year ended December 31, 1994 (the "1994 Form 10-
           K").

 4.4       Bylaws of Starwood Lodging Corporation (incorporated by reference to Exhibit 3.4 to the 1994 10-K).

 4.5       Starwood Lodging Trust 1995 Long Term Incentive Plan (incorporated by reference to the Exhibit to the Trust and the
           Corporation's Joint Proxy Statement dated November 25, 1996 (the "1996 Proxy Statement").

 4.6       Starwood Lodging Corporation 1995 Long Term Incentive Plan. (incorporated by reference to the Exhibit to the 1996
           Proxy Statement).

*5         Opinion of Counsel.

*23.1      Consent of Counsel (included in Exhibit 5).

*23.2      Consent of Coopers & Lybrand L.L.P.

*23.3      Consent of Pannell Kerr Forster, PC

*23.4      Consent of Deloitte & Touche LLP

*23.5      Consent of Arthur Andersen LLP

*24        Powers of Attorney (contained in the signature pages hereto).




*    Filed herewith.